UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2022

SPX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6948	88-3567996
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6325 Ardrey Kell Road, Suite 400,
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements
Certain statements in this Current Report on Form 8-K of SPX Technologies, Inc. (the “Company”) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. Please read these forward-looking statements in conjunction with the Company’s documents filed with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and most recent quarterly report on Form 10-Q, as well as the risks and uncertainties identified in the press release submitted as Exhibit 99.1 hereto. These documents identify important risk factors and other uncertainties that could cause actual results to differ from those contained in the forward-looking statements. Actual results may differ materially from these statements. The words “guidance,” “plans,” “anticipates,” “planned,” and similar expressions identify forward-looking statements. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Statements herein speak only as of the date of this Current Report on Form 8-K, and the Company disclaims any responsibility to update or revise such statements, except as required by law.

Item 2.02.    Results of Operations and Financial Condition.
On November 3, 2022, the Company issued the press release furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The press release incorporated by reference into this Item 2.02 contains certain non-GAAP financial measures, including disclosure regarding “total segment income”, defined as combined segment income for the Company’s Detection and Measurement and HVAC segments excluding (i) corporate expense, (ii) long-term incentive compensation expense, (iii) impairment of goodwill and intangible assets, (iv) special charges, net, (v) other operating (income) expense, net, (vi) other income (expense), net, (vii) interest expense and interest income, (viii) loss on amendment/refinancing of senior credit agreement, and (ix) income tax (provision) benefit. Total segment income does not provide investors with an accurate measure of, and should not be used as a substitute for, the Company’s income from continuing operations as determined in accordance with accounting principles generally accepted in the United States (“GAAP”), and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding “adjusted segment income”, defined as segment income for the Company excluding (i) a non-recurring charge associated with the step-up of inventory (to fair value) acquired in connection with the ITL, ECS, Sealite, and Sensors & Software acquisitions completed on March 31, 2022, August 2, 2021, April 19, 2021, and November 11, 2020, respectively, (ii) acquisition related charges, including integration costs, (iii) a non-cash impairment charge during the three months ended October 2, 2021, and (iv) amortization expense associated with acquired intangible assets. Adjusted segment income is a non-GAAP financial measure and does not provide investors with an accurate measure of, and should not be used as a substitute for, the Company’s income from continuing operations as determined in accordance with accounting principles generally accepted in the United States (“GAAP”), and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding “adjusted segment income” for the Company’s Detection and Measurement reportable segment, with “adjusted segment income” defined as segment income for its Detection and Measurement reportable segment excluding the aforementioned inventory step-up charges, acquisition related charges, a non-cash impairment charge during the three months ended October 2, 2021, and amortization expense associated with acquired intangibles. The press release also contains disclosure regarding “adjusted segment income” for the Company's HVAC reportable segment, defined as segment income for its HVAC reportable segment excluding amortization expense associated with acquired intangibles. Adjusted segment income for the Detection and Measurement and HVAC reportable segments is a non-GAAP financial measure and does not provide investors with an accurate measure of, and should not be used as a substitute for, segment income of the Detection and Measurement and HVAC reportable segments, respectively, as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding “adjusted operating income” and “adjusted earnings per share” (or “adjusted EPS”), defined as operating income and diluted net income per share from continuing operations excluding the following items, as applicable: (a) amortization expense associated with acquired intangible assets, (b) acquisition and transformation related charges, including integration costs and the aforementioned charges related to the step-up of inventory, (c) costs associated with our South Africa business that could not be allocated to discontinued operations for U.S. GAAP purposes, (d) benefits related to long-term incentive compensation forfeitures, (e) a non-cash asset impairment charge, (f) non-cash charges related to the impairment of certain goodwill and intangible assets, (g)

asbestos-related charges, (h) non-service pension and postretirement income/expense, (i) pension plan settlement and mark-to-market pension losses, (j) gains related to revisions of liabilities associated with contingent consideration on recent acquisitions, (k) gains and losses on an equity security associated with fair value adjustments, (l) gain on the sale of an equity security, (m) a non-cash charge and certain expenses incurred in connection with an amendment to our senior credit agreement, (n) a charge associated with the write-off of deferred finance costs in connection with a reduction of our foreign credit facilities primarily used to support our South Africa business, and (o) certain non-recurring income tax benefits and charges, as well as (p) the income tax impact of items (a) through (n). The Company’s management views the impact related to each of the items as not indicative of the Company’s ongoing performance. The Company believes that inclusion of only the service cost and prior service cost components of pension and postretirement income/expense better reflects the ongoing costs of providing pension and postretirement benefits to its employees. Other components of GAAP pension and postretirement income/expense are mainly driven by market performance, and the Company manages these separately from the operational performance of its business. “Adjusted operating income” also includes the reclassification of transition services income from non-operating income. The adjusted operating income and adjusted earnings per share are non-GAAP financial measures and do not provide investors with an accurate measure of the actual operating income and diluted income per share from continuing operations reported by the Company and should not be considered as substitutes for operating income and diluted income per share from continuing operations as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The Company believes these non-GAAP financial measures, when read in conjunction with the comparable GAAP financial measures, give investors a useful tool to assess and understand the Company’s overall financial performance, because they exclude items of income or expense that the Company believes are not reflective of its ongoing operating performance, allowing for a better period-to-period comparison of operations of the Company. Additionally, the Company’s management uses these non-GAAP financial measures as measures of the Company’s performance.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding organic revenue growth (decline), defined as revenue growth (decline) excluding the effects of foreign currency fluctuations and acquisitions. The Company’s management believes that organic revenue growth (decline) is a useful financial measure for investors in evaluating operating performance for the periods presented, because excluding the effect of currency fluctuations and acquisitions, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period. In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business. This metric, however, should not be considered a substitute for revenue growth (decline) as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

Refer to the tables included in the press release for the components of each of the Company’s non-GAAP financial measures referred to above, and for the reconciliations of historical non-GAAP financial measures to their respective comparable GAAP measures.

The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Report, and Exhibit 99.1 hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

99.1	Press Release issued November 3, 2022, furnished solely pursuant to Item 2.02 of Form 8-K
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX TECHNOLOGIES, INC.
(Registrant)

Date: November 3, 2022	By:	/s/ Michael A. Reilly
Michael A. Reilly
Interim Chief Financial Officer and Treasurer, Chief
Accounting Officer and Vice President, Finance